Signifcant Accounting Policies (Details)	12 Months Ended
Dec. 31, 2022
Disclosure Of Significant Accounting Policies Text Block Abstract
Number of segments	5
Value added tax rate	13.00%
Product sales and taxable, percentage	6.00%
Estimated useful life	20 years
Land use rights, description	Land use rights are stated at cost less accumulated amortization and accumulated impairment losses. Cost represents consideration paid for the rights to use the land on which various plants and buildings are situated for periods varying from 20 to 50 years.
Currency translation reserve, description	In accordance with the relevant laws and regulations of PRC, the subsidiaries of the Group established in PRC are required to transfer 10% of its annual statutory net profit (after offsetting any prior years’ losses) to the statutory reserve. When the balance of such reserve reaches 50% of the subsidiary’s share capital, any further transfer of its annual statutory net profit is optional. Such reserve may be used to offset accumulated losses or to increase the registered capital of the subsidiary subject to the approval of the relevant authorities. However, except for offsetting prior years’ losses, such statutory reserve must be maintained at a minimum of 25% of the share capital after such usage.